As filed with the Securities and Exchange Commission on March 22, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Note: The purpose of this amended filing is to correct language contained in Item 11(b) of the report and the certification pursuant to Item 13(a)(2) of the report, to conform with the specific requirements of Form N-CSR.

Item 1. Reports to Stockholders.

(a)

1

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

August 1, 2022

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund navigated the second quarter market-sell off in good form, being more protective than the overall market (S&P 500 Index) and the Russell 1000 Value Index. The Fund was down -7.27% in the second quarter ended June 30, 2022 versus down -16.10% for the S&P 500 Index and down -12.21% for the Russell 1000 Value Index. For the six months ended June 30, 2022, the portfolio meaningfully outperformed both benchmarks, down -8.89% versus down -19.96% for the S&P 500 Index and down -12.86% for the Russell 1000 Value Index.

Disclosure Note:

For your information, for the period ended June 30, 2022, the Fund's average annual total returns for the one year, five year and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund was -0.28%, +8.59%, and +9.01%, respectively. For the same period, the return for the S&P 500 Index was -10.62%, +11.31% and +12.61%. For the same period, the return for the Russell 1000 Value Index was -6.82%, +7.17% and +8.60%.

Gross Expense Ratio:	1.37%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/22.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 6/30/22 was $27.97.

For the fiscal year (7/1/21 - 6/30/22), the Fund was down -0.28% versus the S&P 500 Index's decline of -10.62%, and the Russell 1000 Value Index's -6.82% loss. A detailed discussion of performance is provided in the following commentary.

Year-to-date through June 30, 2022, the Fund portfolio has defended well in an exceedingly difficult market while providing a healthy and growing dividend stream. We believe that we are now approaching an inflection point where after the worst start for stock returns in 52 years, stocks are poised for a better time in upcoming periods. Of late, we have been selling and or trimming some Fund positions in consumer staples and select drug companies on price strength and redeploying the proceeds into new names that we believe offer very healthy growth prospects in the stock market recovery that we foresee. We also opportunistically filled in several existing Fund positions on

MATRIX ADVISORS
DIVIDEND FUND

price weakness. In short, we are gradually moving from a very defensive to a more offense-oriented tilt in the Fund's recent portfolio stock actions with the goal of continuing to defend well in a difficult market environment while preparing for better stock market returns in upcoming periods.

We sold the Fund's positions in Kellogg Company (K) and Merck & Co. Inc. (MRK) and trimmed the positions in AbbVie Inc. (ABBV) and Coca-Cola Co. (KO) on price strength. We started new positions in Air Products & Chemicals, Inc. (APD), Morgan Stanley (MS), Paramount Global Class B. (PARA), and Starbucks Corporation (SBUX), and added to the Fund's holdings in Cisco Systems Inc. (CSCO), Medtronic PLC (MDT), and Texas Instruments Incorporated (TXN).

In Q2, 2022, five Fund portfolio holdings raised their dividends by an average of 11.2%. For the first six months of 2022, 13 Fund portfolio holdings have raised their dividends by an average of 7.7%. Looking forward, we expect further dividend increases in the Fund portfolio in the second half of the year, and by year-end expect the vast majority of our holdings to increase their dividends for the year. These increases are all the more impressive in an environment where there are many questions about the strength and outlook for the economy.

The Fund's strategy is designed for conservative, income-oriented equity investors. We believe it can be an all-weather portfolio that could defend well in difficult markets while providing an opportunity for a good and growing income stream and participating in good markets. We believe the Fund portfolio's results so far this year demonstrate that the strategy has been meeting our goals. On June 30, 2022, the Fund portfolio's 2023 estimated P/E multiple was 13.6 times estimated earnings compared to the S&P 500 Index estimated P/E multiple of 15.0 times earnings.1

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to provide an opportunity for a healthy and growing income stream and favorable investment returns in the years to come.

We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Diversification does not guarantee a profit or protect from loss in a declining market.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

1  Source: Bloomberg

MATRIX ADVISORS
DIVIDEND FUND

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Dividend yield refers to a stock's annual dividend payments to shareholders, expressed as a percentage of the stock's current price.

Price to Earnings Multiple (P/E) the price earnings multiple compares the earnings per share reported by a company to the market price of its common stock. This multiple is used by investors to judge how expensive a share of the company's stock is. During a declining market, the overall price earnings multiples tend to decline for the shares of all companies, with the reverse occurring when the economy is expanding.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

(Unaudited)

	Average Annualized Total Return Periods Ended June 30, 2022
	One Year	Five Years	Since Commencement*
Matrix Advisors Dividend Fund	-0.28%	8.59%	9.01%
S&P 500 Index**	-10.62%	11.31%	12.61%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index on 10/13/16 (commencement of operations). All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsdividendfund.com.

*  The Fund commenced operations on October 13, 2016.

**  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
DIVIDEND FUND

(Unaudited)

Matrix Advisors Dividend Fund
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2022 and Annual Review

In Q2, 2022, the U.S. stock market2 entered a bear market, falling by 16.10% in the quarter and breaching the down 20% threshold from its recent high. After declining 4.6% in Q1, the market continued its slide in April, stabilized in May, and then moved sharply lower in June after a higher-than-expected inflation number.

It was the worst quarter for the stock market since March 2020 and the worst first six months start to the year since 1970. No market sector was spared in the decline. On a relative basis, the Consumer Staples, Utilities, Energy, and Health Care sectors held up the best, all down mid-single digits, with Consumer Discretionary, Communications Services, and Technology showing the largest declines of 20% or more.

It was also another tough quarter for fixed income investments with interest rates rising across the yield curve.

Oil prices were volatile in the quarter, running up to over $120 a barrel in early June but ending the quarter only modestly higher from March 31. Concerns over oil's impact on inflation, something the Fed cannot control, weighed heavily on both the stock market and fixed income prices during the quarter.

Market Outlook

At the risk of sounding Pollyannaish, we think the economy is in better shape than the latest consumer confidence numbers indicate and that the stock market will likely end the year far better than its mid-year levels. As the market sell-off accelerated in June we have become more optimistic about the prospects for stocks for the next 6 to 12 months. Stock and bond prices have come down a lot and the recent economic data, while showing signs of slowing, looks OK to us. We think the Fed is getting what it is hoping for: some moderation in the economy's growth that should bring supply and demand into better balance while still showing good job numbers and modest economic growth. If this continues to play out, the rate of inflation should start to decline without causing a severe recession (a soft landing). As evidence of the decline in inflation builds, we think the Fed may surprise investors later in the year by slowing or pausing its rate increases, giving a lift to stock prices.

Though growth in the economy is slowing (and hitting companies that benefitted disproportionately from the Covid economy, particularly hard) recent earnings calls in late June from three large companies representing a broad cross-section of the economy with real-time economic data, Accenture PLC (ACN), FedEx Corporation (FDX), and Paychex, Inc. (PAYX) all reported good results and expressed confidence in their businesses outlooks3. Many super-regional banks conveyed a similar message in their June analyst meetings.

2  All references to the U.S. stock market are the S&P 500 unless otherwise noted.

3  Accenture is a professional services company specializing in information technology services and consulting with over 700,000 employees. Federal Express provides daily package deliveries for businesses and consumers around the world. Paychex's business is human resource, payroll, and benefits outsourcing for small-to-medium-sized businesses. The company has more than 100 offices serving approximately 670,000 payroll-clients in the U.S. and Europe. These three companies provide good insights into the economy because they see real-time economic data.

MATRIX ADVISORS
DIVIDEND FUND

Below are excerpts from the ACN, FDX, and PAYX calls:

From Accenture on June 23: "We see continued strong demand going into the next quarter with another strong bookings quarter and another strong revenue quarter."

From FedEx's earnings call, on June 23: "Let me take a moment to discuss 2023. We anticipate consumers will keep spending and their spending will continue tilting toward services from goods. We expect more consumers to return to stores. Our fiscal '23 forecast assumes a normalized economic environment."

From Paychex, on June 29: "Macroeconomic trends have been positive this year but with inflation at the 40-year high, there are concerns for the potential of a recession in the near future. We continue to monitor key leading indicators for any signs of a change in the macroeconomic environment but have not seen any signs of deterioration at this time. Typically, the first signs of a macroeconomic recession would be a decline in employment levels at existing clients, an uptick in non-processing clients, or a slowdown in sales activities. These indicators continue to trend in a positive direction. Job growth at U.S. small businesses remained strong."

We believe a recession, if we have one, may be mild. Technically, we may already be in one. The old but still common definition was two consecutive quarters of negative Gross Domestic Product (GDP). However, as reflected in the comments from ACN, FDX, and PAYX, even with all the current headwinds, the underpinnings of the U.S. economy are still healthy. Consumer and business spending, while moderating, remains positive. Unemployment is near historic lows and individual and business balance sheets remain solid with credit quality exceptionally high.

Economies here and around the world have reopened and are shifting into a different gear from a stay-at-home Covid world to a more normal demand for services economy. As long as jobs are plentiful, and people have the income to save and spend, we believe that consumer behavior will be more supportive of a good economy than recent sentiment indicators suggest. Further, in recent business updates, many money-center and regional banks all noted that consumer balance sheets currently have more cash and are stronger than their pre-Covid levels. Credit card data shows pent-up consumer demand for activities curtailed during Covid with a strong pick-up in traffic at restaurants, entertainment, sporting events, and travel.

Inflation is a significant near-term problem, but we believe that it is a cyclical problem created by extraordinary fiscal and monetary stimulus during Covid, logistics problems, also a byproduct of the Covid economy, and then inflamed by the war in Ukraine. The Fed's recent policy actions to increase interest rates and reduce the money supply, coupled with an improving Covid-related labor market and logistics issues, will likely result in lower inflation rates by fall if not sooner. There are already signs that inflation may have peaked while employment remains strong. Retailers, like Walmart and Target, with too much inventory in kitchen appliances, televisions outdoor furniture, and apparel are reducing prices.

Economically sensitive commodities like copper, steel, and lumber are well off their highs and housing price increases are slowing in response to the sharp rise in mortgage rates. Rental prices showed their first slowdown and, in some cases, declined in the past month. Supply chain disruptions are also an issue, but likely will be peaking before year-end. Gasoline and food prices are still high, held up by supply constraints, mostly caused by the war in Ukraine. If and when that war ends, food and energy prices should decline dramatically. Finally, the U.S. dollar has been very strong versus other currencies which lower the cost of imported goods for U.S. consumers, putting downward pressure

MATRIX ADVISORS
DIVIDEND FUND

on inflation. The powerful secular forces that kept inflation low for so many years, including global competition and rapid technological advancements, will inevitably reassert their gravitational downward pressure on inflation.

The U.S. economy is a very powerful engine of economic growth. Recessions4 are a normal part of the business cycle, usually short-lived and followed by strong market recoveries. During the post-World War II period, a typical recession lasts about six to 12 months, although some were longer, and one was shorter (the most recent one after Covid lasted two months)5. If we have a recession, we expect it to be on the shorter and shallower end of historic norms as we do not see the excesses in the economy that usually accompany or cause deeper, long-lasting problems.

We think the chances are good that the economic picture may look much sunnier six months from now and the stock market, as it has done historically, will likely rise well before it becomes obvious that inflation is coming down and the worst fears about the economy prove to be exaggerated. The timing of the next advance is unpredictable and sticking with an investment plan and not overreacting to current events or short-term market moves is critical to long-term success.

A lot is being made in the business press about poor consumer sentiment. The inference is that poor consumer sentiment and poor stock market performance are positively correlated. A study of the actual relationship strongly suggests that this is not the case and in fact, there is an inverse relationship and low consumer confidence is often followed by very favorable investment returns.

JPMorgan chief strategist David Kelly notes in their quarterly guide to the markets that The University of Michigan Index of Consumer Sentiment6 stretching back over the past 50 years has eight distinct peaks and troughs. On average, buying at a confidence peak yielded a return of 4.1% in the following 12 months while buying at a trough returned 24.9%.7 While we would not look at this history as a forecast for the upcoming year, it does suggest that investors should not be overly concerned about negative consumer confidence headlines.

We do not know when the next bull market will start but it will inevitably begin while the majority of investors are bearish, worrying about another leg down in prices. Our valuation work on our Fund's investment strategy has reached levels that historically have been very bullish for the market in general and our Fund's portfolio strategy in particular.

Being invested in the early stages of a market rally is critical to good long-term investment results. In the last 40 years, for example, the best 10 days (out of more than 10,000) accounted for almost two-thirds of the stock market return for the entire period. In the last 20 years, the best 10 days accounted for 75% of the market's returns. Remarkably, the market tends to make its largest one-day jumps precisely when volatility is high, and the market is in chaos8.

4  Recessions as defined by the National Bureau of Economic Research.

5  Mark Zandi, Chief Economist at Moody's Analytics CNBC interview on June 24, 2022.

6  The University of Michigan Consumer Sentiment Index is a consumer confidence index published monthly by the University of Michigan. The index is normalized to have a value of 100 in the first quarter of 1966. Each month at least 500 telephone interviews are conducted of a contiguous United States sample.

7  JP Morgan Guide to the Markets June 30, 2022

8  Forbes 5/5/22

MATRIX ADVISORS
DIVIDEND FUND

Half of the S&P 500 Index's strongest days in the last 20 years occurred during a bear market. Another 34% of the market's best days took place in the first two months of a bull market – before it was clear a bull market had begun9.

From 1930-2021, there have only been five 1st half-year market declines of 15% or more. In 5 out of 5 times, the second half of the year provided a positive return, ranging from a low of 6% to more than 50%10 with the majority of the outcomes around 15% or better.

In summary, we believe that the consensus is too negative about the U.S. economic outlook, inflation, and the stock market. In the near term, it is clear to us that there is a slowdown in parts of the economy that have been hot, but with a healthy job market, we believe there is a good chance that the Fed will succeed in bringing down inflation while the economy muddles through a period of slower growth before reaccelerating. A resolution to the war in Ukraine would also be very bullish for equities, although nothing seems likely in the near-term.

While we are very aware of the reasons investors are bearish, we are finding many good investment ideas in high-quality companies and historically that has provided outsized returns in subsequent periods. We expect the current downside volatility to subside as the year progresses and the stock market to end the year well above its current level.

The major risks we see for the U.S. equity market are 1) the war in Ukraine spins out of control and becomes more global, and 2) we are misreading the economy and things get much worse than we currently foresee. We are hopeful that neither of these will play out.

Fund Annual Fiscal Year Review

For the fiscal year (7/1/21 - 6/30/22), the Fund was down fractionally -0.28%, well ahead of the S&P 500 Index's decline of -10.62% and the Russell 1000 Value Index's decline of -6.82%. Performance returns for the Fund were helped by strong results in the Health Care, Consumer Staples, and Energy sectors. The Fund's investments in the Financial, Technology, and Communications Services sectors have been the greatest drag on portfolio results over the past 12 months. We believe the Fund's investments in these three lagging sectors offer very attractive appreciation potential going forward.

2nd Quarter and YTD Review and Outlook

The Matrix Advisors Dividend Fund navigated the second quarter market-sell off in good form, being more protective than the overall market (S&P 500 Index) and the Russell 1000 Value Index. For the six months ended June 30, 2022, the portfolio meaningfully outperformed both benchmarks.

Fund portfolio investments in the Consumer Discretionary, Consumer Staples, and Materials sectors all showed positive returns in the quarter. Financials and Technology were the two sectors detracting the most from Fund's investment results in the quarter. Both sectors, we believe, have great upside potential from current levels.

9  Source: Ned Davis Research, 12/21. The time period referenced is 12/16/01 - 12/15/21

10  Source: First Trust and Bloomberg as of 6/30/2022.

MATRIX ADVISORS
DIVIDEND FUND

As was the case in the first quarter, during Q2, we were more active than usual, selling and or trimming some positions in consumer staples and select drug companies on price strength and redeploying the proceeds into new names that we believe offer very healthy growth prospects in the stock market recovery that we foresee. We also opportunistically filled in several existing positions on price weakness. We are gradually moving from a very defensive to a more offense-oriented tilt in our recent portfolio stock selections for the Fund with the goal of continuing to defend well in a difficult market environment while preparing for better stock market returns in upcoming periods.

We sold the entire positions in Kellogg Company (K) and Merck & Co. Inc. (MRK) when they reached our price objectives and trimmed the positions in AbbVie Inc. (ABBV) and Coca-Cola Co. (KO).

We started new positions in Air Products & Chemicals, Inc. (APD), Morgan Stanley (MS), Paramount Global Class B. (PARA), and Starbucks Corporation (SBUX). We also used price weakness as an opportunity to fill in existing positions in Cisco Systems Inc. (CSCO), Medtronic PLC (MDT), and Texas Instruments Incorporated (TXN).

Air Products & Chemicals, Inc. (APD) is a leading global industrial gas company with very stable returns. The company provides industrial gas in bulk liquid and compressed gas forms as well as via "on-site" dedicated facilities. Because many of its contacts are long-term take or pay agreements, the business is less cyclical than many industrial companies while benefiting during economic upswings. Air Products is a leader in hydrogen fueling systems and infrastructure, and the company sees great potential in the years ahead to extend its leadership. APD is a consistent dividend grower. Its current annual dividend of $6.48 provides a 2.7% yield as of June 30, 2022.

Morgan Stanley (MS) is one of the world's leading investment banks and wealth management firms. As the company has grown its wealth management business its earnings have become more predictable and valuable. The management team is very shareholder-friendly, allocating funds not needed to grow the business to repurchase shares and raise their dividend. In late June 2022, the company announced an 11% increase in its dividend and a $20 billion multi-year share repurchase program. The company's annual dividend of $3.10 per share provides a current dividend of 3.7% at the June 30, 2022 closing price.

Paramount (PARA) is a leading entertainment company providing traditional TV, movies, and streaming services. We think the company is exceptionally well managed and very undervalued, either as a standalone company or as an acquisition for another company interested in expanding its media business. Even with heavy investment spending to grow its streaming business, the company is very profitable and pays a $0.96 annual dividend, a current yield of 3.9% as of June 30, 2022. Shortly after we added the shares to the portfolio, Berkshire Hathaway announced it had acquired more than a 10% stake in the company.

Starbucks Corporation (SBUX) is a premiere global coffee brand supported by over 32,600 stores across the world. The firm has a long history of beverage innovation and strong employee/barista relations with the firm paying above-market wages and benefits. Starbucks has a strong balance sheet and finances. The company generates steady and consistent cash flow, selling millions of cups of premium coffee every day. The company's share price declined in part due to its large business in China which was largely shut down due to Covid restrictions and because of rising commodity and labor costs. We think the shares are attractively priced for a company that should grow 10% plus per year with a dividend yield of 2.6% at our average cost.

MATRIX ADVISORS
DIVIDEND FUND

In Q2, 2022, five Fund portfolio holdings raised their dividends by an average of 11.2%. For the first six months of 2022, 13 Fund portfolio holdings have raised their dividends by an average of 7.7%. Looking forward, we expect further dividend increases in the Fund's portfolio in the second half of the year, and by year-end expect the vast majority of the Fund's holdings to increase their dividends for the year. These increases are all the more impressive in an environment where there are many questions about the strength and outlook for the economy.

At the end of Q2, 2022, the Fund portfolio's largest sector concentrations were in Financials, Health Care, and Technology. These large sector weightings provide a nice balance of economic sensitivity and stable earnings growth. Health Care has been a relatively good sector in a difficult market. As noted earlier, we modestly cut back this sector weight in the portfolio. The Fund's holdings in the Financial and Technology sectors are all very well-run companies with excellent prospects. It is hard to find high-quality Technology Investments that pay good dividends, but we think we have four standout names in the Fund. We think Financials are very inexpensive and have excellent prospects in the current environment of higher interest rates, good loan growth, and solid credit quality. They also have very good and growing dividends.

On June 30, 2022, the Fund's portfolio 2023 estimated P/E multiple was 13.6 times estimated earnings compared to the S&P 500 Index estimated P/E multiple of 15.0 times earnings.11

The Fund's strategy is designed for conservative, income-oriented equity investors. We believe it can be an all-weather portfolio that could defend well in difficult markets while providing an opportunity for a good and growing income stream and participating in good markets. We believe the Fund results so far this year have met our goals. We believe the Fund is well-positioned for the better economy and stock market that we anticipate over the next few years.

  *  *  *

Thank you for your continued confidence in the Matrix team.

After a difficult first half of 2022, we are confident that the Fund is well-positioned to fully participate in the better environment we expect as the year unfolds. If you have any questions about any parts of this commentary, please do not hesitate to call.

Stay well. Best regards.

11  Source: Bloomberg.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/22)	$1,000.00	$1,000.00
Ending Account Value (6/30/22)	$911.10	$1,020.33
Expenses Paid During Period(1)	$4.26	$4.51

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Financials	27.3%
Health Care	21.5%
Information Technology	16.5%
Communication Services	9.1%
Consumer Staples	9.1%
Materials	4.4%
Utilities	4.0%
Consumer Discretionary	3.4%
Industrials	1.8%
Total Investments	97.1%
Other Assets(1)	2.9%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total net assets as of June 30, 2022.

(1)  Represents short-term investments and other assets and liabilities (net).

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2022

SHARES	VALUE
COMMON STOCKS - 97.1%
AEROSPACE/DEFENSE: 1.8%
2,300 General Dynamics Corp.	$508,875
BANK (MONEY CENTER): 4.2%
10,700 JPMorgan Chase & Co.	1,204,927
BANK (PROCESSING): 4.2%
29,300 The Bank of New York Mellon Corp.	1,222,103
BANK (REGIONAL): 13.3%
8,700 M&T Bank Corp.	1,386,693
7,750 The PNC Financial Services Group, Inc.	1,222,718
26,000 Truist Financial Corp.	1,233,180
3,842,591
BANK (SUPER REGIONAL): 4.5%
28,200 US Bancorp	1,297,764
BEVERAGES: 2.9%
13,300 The Coca-Cola Co.	836,703
BIOTECHNOLOGY: 8.5%
5,625 Amgen, Inc.	1,368,563
17,700 Gilead Sciences, Inc.	1,094,037
2,462,600
CABLE TV: 4.5%
33,000 Comcast Corp. - Class A	1,294,920
CHEMICALS: 4.4%
5,300 Air Products and Chemicals, Inc.	1,274,544
COMPUTER SOFTWARE AND SERVICES: 5.0%
5,600 Microsoft Corp.	1,438,248

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2022 – Continued

SHARES	VALUE
CONSUMER DISCRETIONARY (MULTI-MEDIA): 1.1%
12,700 Paramount Global - Class B	$313,436
DRUG: 3.8%
7,245 AbbVie, Inc.	1,109,644
DRUG STORE: 4.6%
14,250 CVS Health Corp.	1,320,405
ELECTRIC UTILITY: 4.0%
12,100 American Electric Power Co., Inc.	1,160,874
HOTELS, RESTAURANTS & LEISURE: 3.4%
13,000 Starbucks Corp.	993,070
HOUSEHOLD PRODUCTS: 6.2%
8,600 Kimberly-Clark Corp.	1,162,289
13,500 Unilever PLC - ADR	618,705
1,780,994
MEDICAL - BIOMEDICAL: 4.6%
14,700 Medtronic PLC	1,319,325
SECURITIES BROKERAGE: 1.1%
4,300 Morgan Stanley	327,058
SEMICONDUCTOR: 7.0%
9,900 QUALCOMM, Inc.	1,264,626
4,900 Texas Instruments, Inc.	752,885
2,017,511
TELECOMMUNICATION SERVICES: 3.5%
20,000 Verizon Communications, Inc.	1,015,000
TELECOMMUNICATIONS (EQUIPMENT): 4.5%
30,700 Cisco Systems, Inc.	1,309,048
TOTAL COMMON STOCKS (Cost $25,039,484)	$28,049,640

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2022 – Continued

SHARES	VALUE
SHORT-TERM INVESTMENTS - 5.2%
1,494,355 First American Government Obligations Fund, Class X - 1.29%*	$1,494,355
TOTAL SHORT-TERM INVESTMENTS (Cost $1,494,355)	$1,494,355
TOTAL INVESTMENTS (Cost $26,533,839): 102.3%	29,543,995
LIABILITIES IN EXCESS OF OTHER ASSETS: (2.3)%	(650,275)
TOTAL NET ASSETS: 100.0%	$28,893,720

ADR American Depositary Receipt

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At June 30, 2022

ASSETS:
Investments in securities, at value (cost $26,533,839)	$29,543,995
Receivables:
Fund shares sold	1,393
Dividends and interest	57,029
Prepaid expenses	9,546
Total assets	29,611,963
LIABILITIES:
Payables:
Investments purchased	674,448
Due to advisor	7,035
Accrued expenses:
Audit fees	14,006
Fund administration fees	6,779
Reports to shareholders	4,835
Accounting fees	4,216
Transfer agent fees	3,058
Custody fees	2,646
Other expenses	1,220
Total liabilities	718,243
NET ASSETS	$28,893,720
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	1,032,965
Net Asset Value, Offering Price and Redemption Price Per Share	$27.97
COMPONENTS OF NET ASSETS:
Paid in capital	$24,177,265
Total distributable earnings	4,716,455
Net Assets	$28,893,720

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Year Ended June 30, 2022

INVESTMENT INCOME
INCOME
Dividends(1)	$836,938
Interest	544
Total income	837,482
EXPENSES
Advisory fees	172,089
Fund administration fees	43,852
Registration fees and expenses	29,656
Professional fees	29,003
Fund accounting fees	24,109
Transfer agent fees	18,659
Reports to shareholders	13,302
Custody fees	10,016
Trustee fees	2,800
Other expenses	7,863
Total expenses	351,349
Less: expense reimbursement by advisor	(93,216)
Net expenses	258,133
Net investment income	579,349
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,736,919
Net change in unrealized appreciation/depreciation on investments	(2,628,674)
Net realized and unrealized loss on investments	(891,755)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(312,406)

(1)  Net of foreign taxes withheld of $1,890.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2022	YEAR ENDED JUNE 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$579,349	$574,855
Net realized gain on investments	1,736,919	1,269,370
Net change in net unrealized appreciation/depreciation on investments	(2,628,674)	3,758,575
Net increase (decrease) in net assets resulting from operations	(312,406)	5,602,800
NET DISTRIBUTIONS TO SHAREHOLDERS	(758,239)	(573,097)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,958,655	3,598,451
Proceeds from reinvestment of distributions	751,364	559,329
Cost of shares redeemed	(590,313)	(1,159,956)
Net increase from capital share transactions	4,119,706	2,997,824
Total increase in net assets	3,049,061	8,027,527
NET ASSETS
Beginning of year	25,844,659	17,817,132
End of year	$28,893,720	$25,844,659
CHANGE IN SHARES
Shares outstanding, beginning of year	897,246	775,658
Shares sold	130,210	144,630
Shares issued on reinvestment of distributions	25,212	21,356
Shares redeemed	(19,703)	(44,398)
Shares outstanding, end of year	1,032,965	897,246

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.80	$22.97	$24.28	$22.62	$21.36
Income (loss) from investment operations:
Net investment income(a)	0.60	0.67	0.70	0.60	0.50
Net unrealized gain (loss) on investments	(0.64)	5.82	(1.22)	1.81	1.33
Total from investment operations	(0.04)	6.49	(0.52)	2.41	1.83
Less distributions:
Dividends from net investment income	(0.59)	(0.66)	(0.69)	(0.57)	(0.46)
Distributions from net realized gain	(0.20)	—	(0.10)	(0.18)	(0.11)
Total distibutions	(0.79)	(0.66)	(0.79)	(0.75)	(0.57)
Net asset value, end of year	$27.97	$28.80	$22.97	$24.28	$22.62
Total return	(0.28)%	28.58%	(2.18)%	10.86%	8.59%
Ratios/supplemental data:
Net assets, end of year (millions)	$28.9	$25.8	$17.8	$15.1	$10.7
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.23%	1.37%	1.54%	1.80%	2.51%
After expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.69%	2.11%	2.26%	1.66%	0.57%
After expense reimbursement	2.02%	2.58%	2.90%	2.56%	2.18%
Portfolio turnover rate	45%	31%	38%	23%	6%

(a)  Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The Fund's investment objective is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees (the "Board") of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 – 2021) or expected to be taken in the Fund's 2022 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new Rule 18f-4, which governs the use of derivatives by registered investment companies ("Rule 18f-4"). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022 if the Fund invests in derivatives or engages in other transactions subject to Rule 18f-4. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently evaluating the impact, if any, of complying with the new rule.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which provides a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the impact of complying with Rule 2a-5.

H.  Subsequent Events.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no events have occurred that require disclosure in these financial statements.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the year ended June 30, 2022, the Fund accrued $172,089 in advisory fees.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

The Fund is responsible for its own operating expenses. Pursuant to an operating expenses limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2022, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and/or expense payment or (ii) the Expense Limit in place at the time of recoupment. Any such reimbursement will be reviewed by the Board. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board upon 60 days' written notice to the Advisor.

For the year ended June 30, 2022, the Advisor waived advisory fees and reimbursed expenses totaling $93,216 in the aggregate. At June 30, 2022, the cumulative amount available for reimbursement that has been paid and/or waived is $304,549. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2023	2024	2025
$106,305	$105,028	$93,216

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $4,000 during the year ended June 30, 2022 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2022, are as follows:

	Purchases	Sales
Common Stock	$15,924,641	$12,777,197

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$26,534,907
Gross tax unrealized appreciation	4,150,857
Gross tax unrealized depreciation	(1,141,769)
Net tax unrealized appreciation on investments	3,009,088
Undistributed ordinary income	71,876
Undistributed long-term capital gains	1,635,491
Total Distributable Earnings	1,707,367
Other accumulated gains (losses)	—
Total Accumulated Earnings/Losses	$4,716,455

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

U.S. GAAP required that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2022, the Fund had no permanent differences that were reclassified between paid-in capital and distributable earnings.

As of June 30, 2022, the Fund had no short term capital loss carryover, which retains its original character as short term, and which may offset future net capital gains, if any, to the extent provided by treasury regulations and no post-October losses, which are deferred until fiscal year 2023 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2022, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the years ended June 30, 2022 and June 30, 2021 were as follow:

	June 30, 2022	June 30, 2021
Distributions Paid From:
Ordinary Income*	$580,011	$573,097
Long-Term Capital Gain	$178,228	$—
	$758,239	$573,097

*  For tax purposes, short-term capital gains are considered ordinary income.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2022.

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$28,049,640	$—	$—	$28,049,640
Total Equity	$28,049,640	$—	$—	$28,049,640
Short-Term Investments	$1,494,355	$—	$—	$1,494,355
Total Investments in Securities	$29,543,995	$—	$—	$29,543,995

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of Matrix Advisors Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Dividend Fund (the "Fund"), a series of Matrix Advisors Funds Trust, including the schedule of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2022

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Securities and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

TAX NOTICE

The percentage of dividend income distributed for the year ended June 30, 2022, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2022, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

TRUSTEES AND OFFICER INFORMATION

The Board of Trustees is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 1-800-366-6223.

The Trustees and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Trustee
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Trustee, President and Treasurer	Indefinite; Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (2016 to present).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Independent Trustees
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Trustee and Chairman	Indefinite; Since 2016	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Independent Trustees, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Trustee	Indefinite; Since 2016	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Trustee	Indefinite; Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present); Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 2016)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Indefinite; Since 2016	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983).	Senior Vice President	Indefinite; Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst the Advisor (2005 to present).	N/A	N/A
Jacqueline Mandel 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1964)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Since 2022

Chief Compliance Officer of the Advisor (February 2022 to present); Marketing Consultant of the Advisor (July 2021 to January 2022); Investment Management Sales Associate of Arrow Partners, Inc. (a third-party marketing firm) (January 2021 to January 2022); Analyst of Knightspoint Partners LLC (an investment firm) (2018 to 2020); Independent Consultant of Berens Capital Management, LLC (an investment firm) (November 2017 to January 2018); and Research Associate of Moisson Partners Inc. (a consulting firm) (2016 to February 2018).

				N/A	N/A

*  "Interested person" of the Trust as that term is defined under the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and Matrix Advisors Value Fund, Inc.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Annual Report

MATRIX ADVISORS

DIVIDEND FUND

June 30, 2022

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$12,000	$12,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	03/20/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	03/20/2023

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